CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                            0-15658                           47-0210602
(State or other                (Commission File                    (IRS employer
jurisdiction of incorporation)      Number)                  Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                                80021
   (Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01 Entry into a Material Definitive Agreement

     On April 9, 2007, Level 3 Financing, Inc. ("Level 3 Financing"), a wholly owned subsidiary of Level 3 Communications, Inc., entered into a Supplemental Indenture (the "Guarantee Supplemental Indenture"), dated as of April 9, 2007, to the Indenture, dated as of October 30, 2006, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, as Issuer, and The Bank of New York, as Trustee (the "Indenture"), relating to Level 3 Financing's 9.25% Senior Notes due 2014 (the "Notes"). The Guarantee Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the Guarantee Supplemental Indenture, Level 3 Communications, LLC has provided an unconditional, unsecured guaranty of the Notes. The Guarantee Supplemental Indenture is filed as exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full.

     On April 9, 2007, Level 3 Financing entered into an additional Supplemental Indenture (the "Subordination Supplemental Indenture"), dated as of April 9, 2007, to the Indenture. The Subordination Supplemental Indenture was entered into among Level 3 Financing, Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as Trustee. Pursuant to the Subordination Supplemental Indenture, the unconditional, unsecured guaranty of Level 3 Communications, LLC of the Notes shall be subordinated in any bankruptcy, liquidation or winding up proceeding of Level 3 Communications, LLC to all obligations of Level 3 Communications, LLC under the Level 3 Financing Amended and Restated Credit Agreement dated as of March 13, 2007. The Subordination Supplemental Indenture is filed as exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.


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Item 9.01. Financial Statements and Exhibits

    (a)   Financial Statements of Business Acquired None

    (b)   Pro Forma Financial Information None

    (c)   Shell Company Transactions None

    (d)   Exhibits

4.1 Supplemental Indenture, dated as of April 9, 2007, among Level 3 Communications, LLC, as guarantor, Level 3 Financing, Inc., as Issuer and The Bank of New York, as Trustee.

4.2 Supplemental Indenture, dated as of April 9, 2007, among Level 3 Communications, LLC, as guarantor, Level 3 Financing, Inc., as Issuer, Level 3 Communications, Inc., as Parent and The Bank of New York, as Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Level 3 Communications, Inc.

                                         By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  April 11, 2007